Intangible Assets, Net	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets, Net
9.	Intangible Assets, Net
Intangible assets, net consisted of the following:

	As of December 31, 2021			As of December 31, 2022
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Impairment Amount (iv)	Net Carrying Amount
Finite-lived intangible assets
Software	158,589	(55,052)	103,537	389,409	(120,766)	(26,418)	242,225
License of maintenance and overhauls	2,290	(2,290)	—	2,290	(2,290)	—	—

Total finite-lived intangible assets	160,879	(57,342)	103,537	391,699	(123,056)	(26,418)	242,225

Indefinite-lived intangible assets
Manufacturing license (i)	494,000	—	494,000	494,000	—	—	494,000
Surveying and mapping qualification (i i )	250,000	—	250,000	250,000	—	—	250,000
Others (iii)	31,187	—	31,187	56,747	—	—	56,747

Total indefinite-lived intangible assets	775,187	—	775,187	800,747	—	—	800,747

Total intangible assets	936,066	(57,342)	878,724	1,192,446	(123,056)	(26,418)	1,042,972

The Group recorded amortization expenses of RMB20,169, RMB25,875 and RMB65,714 for the years ended December 31, 2020, 2021 and 2022, respectively.
Total future amortization expenses for finite-lived intangible assets were estimated as follows:

Within 1 year	117,926
Between 1 and 2 years	88,829
Between 2 and 3 years	22,783
Between 3 and 4 years	9,226
Between 4 and 5 years	2,283
Thereafter	1,178

Total	242,225

(i) In March 2020, the Group acquired a 100% equity interest in a company (the “Acquiree”) for a cash consideration of RMB510 million. Shortly thereafter, in June 2020, the Acquiree was sold for RMB16 million in cash. The net consideration of RMB494 million was allocated to the manufacturing license which was the principal asset of the Acquiree and eventually retained by the Group after the sale. This transaction was structured and accounted for as an asset acquisition, where the retained asset constituted substantially the Acquiree’s value and has an indefinite life (under PRC regulations the license does not have a prescribed period for valid use). No impairment was recognized for the license as of December 31, 2021 and 2022.
(ii) Acquisition of the 100% equity interest in Zhipeng Kongjian
On May 20, 2021, Xintu Technology, a VIE of the Group entered into a restructuring agreement to acquire 100% of the equity interests of Zhipeng Kongjian at a cash consideration of RMB250 million during the bankruptcy procedures undertaken by Zhipeng Kongjian. Subsequently, Zhipeng Kongjian became a subsidiary of a VIE of the Group through a series of arrangements made (Note 1(c)). Zhipeng Kongjian is primarily engaged in the operations of land surface mobile surveying and preparing true three-dimensional maps and navigation electronic maps and it possesses a surveying and mapping qualification certificate. Upon completion of the acquisition on June 23, 2021, the consideration of RMB250 million was mainly allocated to the surveying and mapping qualification certificate (an intangible asset) since other assets retained by Zhipeng Kongjian was immaterial, and the acquisition was determined to be an asset acquisition for accounting purpose. The useful life of this certificate is assessed as indefinite as it is expected that there is no difficulty for the Group to continually renew the valid period of the qualification under the relevant PRC laws and regulations. No impairment was recognized for the certificate as of December 31, 2021 and 2022.

(iii) As of December 31, 2022, other indefinite-lived intangible assets included license plate amounting to RMB
34,747
and insurance agency qualification amounting to RMB
22,000
. As of December 31, 2021, other indefinite-lived intangible assets included license plate amounting to RMB31,187.
(iv) A full impairment loss of RMB26,418 was recognized for the year ended December 31, 2022, primarily due to the phase out of certain software.